                      Chase Manhattan Grantor Trust 1995-A
                         Statement to Certificateholders
                                 April 15, 1999


                                                DISTRIBUTION IN DOLLARS
             ORIGINAL           PRIOR                                                  REALIZED DEFERRED     CURRENT
               FACE           PRINCIPAL                                                                     PRINCIPAL
  CLASS        VALUE           BALANCE       INTEREST     PRINCIPAL        TOTAL        LOSSES  INTEREST     BALANCE
    A     1,500,339,658.38  102,742,515.59  513,712.58  13,241,534.33  13,755,246.91      0.00     0.00   89,500,981.26
 TOTALS   1,500,339,658.38  102,742,515.59  513,712.58  13,241,534.33  13,755,246.91      0.00     0.00   89,500,981.26



                                                                                              PASS-THROUGH
      FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                               RATES
           PRIOR                                     CURRENT                                        CURRENT
         PRINCIPAL                                  PRINCIPAL                               CLASS  PASS-THRU
 CLASS     FACTOR    INTEREST  PRINCIPAL    TOTAL     FACTOR                                          RATE
    A    68.4795040  0.342398   8.825691  9.168089  59.6538129                                A     6.000000 %
 TOTALS  68.4795040  0.342398   8.825691  9.168089  59.6538129

   IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT
                         THE ADMINISTRATOR LISTED BELOW:
                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999

                                             MONTHLY REPORT

                                                 Due Period                  43

                                  Due Period Beginning Date             03/01/99

                                        Due Period End Date             03/31/99

                                         Determination Date             04/09/99

I.     Monthly Expense Summary
       A. Servicing Fee Disbursement                                   85,618.76
       B. Cash Collateral Account Expense                                   0.00
       C. Total Expenses Paid (per $1000 of Original
          Principal Amount)                                             0.057066

II.    Cash Collateral Account Deposit Amount                               0.00

III.   Outstanding Advance Summary
       A. From Prior Period                                         3,710,015.46
       B. From Current Period                                       3,667,933.16
       C. Change in Amount Between Periods (Line B - A)               -42,082.30

IV.    Available Cash Collateral Account Information for
       Due Period
       A. Available Cash Collateral Amount                        11,252,547.44
       B. Available Cash Collateral Amount Percentage                  10.9522 %

V.     Available Cash Collateral Account Information for
       Next Period
       A. Available Cash Collateral Amount                         11,252,547.44
       B. Available Cash Collateral Amount Percentage                  12.5725 %

VI.    Required Cash Collateral Amount
       A. For the Current Collection Period                        11,252,547.44
       B. For the Next Collection Period                           11,252,547.44

VII.   Payment Summary for Servicer
       A. Monthly Servicing Fees
                         1. Scheduled Monthly Servicing Fee            85,618.76
       B. Monthly Disbursements to Servicer
          1. Monthly Servicing Fee and Unpaid Servicing Fee            85,618.76
          2. Reimbursed Advance Amount                                159,326.16
          3. Net Investment Earnings on Certificate Account                 0.00
          4. Total (Lines 1 thru 3)                                   244,944.92
       C. Advance by Servicer                                         117,243.86
       D. Net Disbursement to Seller (Lines B - C)                    127,701.06

VIII.  Certificate Account Surplus from Cert Acct to Cash
       Collateral Acct                                                      0.00

IX.    Disbursements on Cash Collateral Loan
       A. Interest Payment on Loan                                     47,370.49
       B. Fees and Expenses on Loan                                         0.00
       C. Principal Payment on Loan                                         0.00

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999
X.     Repayment to Seller
       A. From Available Cash Collateral Funds                              0.00
       B. From Certificate Account
          1. Excess Funds                                             125,862.57
          2. Certificate Amount Surplus                                     0.00
          3. Excess Amount (Lines 1 -2)                               125,862.57
       C. Excess Amount Paid Seller (Lines A + B)                     125,862.57

XI.    Recoveries of Defaulted Receivables for Due Period              34,596.15

XII.   Recoveries of Interest Delinquencies for Due Period            159,326.16

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

I.     Available Amount in the Certificate Account
       A. Credits
          1. Payments form Obligors Applied to Collection
             Period
             a. Principal Payments                                 13,011,714.33
             b. Recovery of Advance                                   150,899.65
             c. Other Interest Payments                               684,919.00
             d. Total (A thru C)                                   13,847,532.98
          2. Repurchase Amount from Repurchased Receivables
             a. Principal before Cutoff Date                                0.00
             b. Interest before Cutoff Date                                 0.00
             c. Principal Payments                                    122,123.60
             d. Recovery of Advance                                     3,855.16
             e. Other Interest Payments                                   700.69
             f. Total (A thru E)                                      126,679.45
          3. Reversal from Defaulted Contracts                              0.00
          4. Recovery of Defaulted Receivables                         34,596.15
          5. Recovery Amount Before Cutoff Date
             (Excluding Repurchased Receivables
             a. Principal                                                   0.00
             b. Interest                                                    0.00
             c. Total (A thru B)                                            0.00
          6. Investment Earnings on Certificate Account                     0.00
          7. Net Adjustments                                                1.96
          8. Advance by Servicer                                      117,243.86
          9. Overpayment from Obligors                                      0.00
         10. Total Credits                                         14,126,054.40
       B. Debits
          1. Overpayments from Obligors                                     0.00
          2. Recovery Amount Before Cutoff Date to Seller
             a. Principal                                                   0.00
             b. Interest.                                                   0.00
             c. Total (Lines A thru B)                                      0.00
          3. Reversal from Defaulted Contracts                              0.00
          4. Reimbursement of Advance
             a. From Payments of Non-Defaulted Receivables            154,754.81
             b. From Recovery of Defaulted Receivables                      0.00
             c. Total (Lines A thru B)                                154,754.81
          5. Net Investment Earnings on Certificate Account                 0.00
          6. Total Debits (Lines 1 thru 5)                            154,754.81
       C. Total Available Amount                                   13,971,299.59

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

II.    Reimbursement of Advance on Defaulted Receivables
       A. Recovery of Advance                                           1,142.27
       B. Unreimbursed Advance from Prior Period                            0.00
       C. Reimbursed Amount (Min: Lines A and B)                            0.00

III.   Excess Collections for Collection Period
       A. Excess Spread Amount                                        203,625.66
       B. Net Recovery of Defaulted Receivables
          1.Recovery of Defaulted Receivables                          34,596.15
          2. Reimbursement of Advance                                       0.00
          3. Net Recovery of Defaulted Receivables (lines 1-2)         34,596.15
       C. Excess Spread Amount to this Periods Defaulted
          Receivables
          1. Balance on Defaulted Receivables
             a. Principal                                             107,696.40
             b. Advanced Interest                                       4,571.35
             c. Unadvanced Interest                                        91.49
             d. Total (Lines A thru C)                                112,359.24
          2. Amount Applied to Default Balance
             (Min: Lines A+B and C.1)                                 112,359.24
       D. Principal Carryover Shortfall                                     0.00
       E. Adjustment to Excess Collection                                   0.00
       F. Excess Collections                                          125,862.57

IV.    Scheduled Monthly Disbursements
       A. Unreimbursed Advance on Defaulted Receivables                     0.00
       B. Principal and Interest to Certificateholders
          1. Monthly Prinicpal
             a. From Repurchsed Receivables                           122,123.60
             b. From Defaulted Receivables                            107,696.40
             c. Principal Payment                                  13,011,714.33
             d. Total (Lines A thru C)                             13,241,534.33
          2. Monthly Interest                                         513,712.58
          3. Unpaid Interest                                                0.00
          4. Principal Carryover Shortfall                                  0.00
          5. Total                                                 13,755,246.91
       C. Servicing Fee to Servicer
          1. Monthly Servicing Fee                                     85,618.76
          2. Overdue Monthly Servicing Fee                                  0.00
          3. Total (Lines 1 thru 2)                                    85,618.76
       D. Total (Lines A thru C)                                   13,840,865.67

V.     Payment Deficiency Amount
       A. Scheduled Monthly Disbursements                          13,840,865.67
       B. Available Distribution Amount
          1. Available Amount in Certificate Account               13,971,299.59
          2. Excess Collections in Certificate Account                125,862.57
          3. Reimbursed Advance on Defaulted Receivables
             from Excess Spread                                         4,571.35
          4. Available Distribution Amount (Lines 1-2-3)           13,840,865.67
       C. Payment Deficiency Amount (Max:
          (Lines A-B) and 0.00)                                             0.00

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

VI.    Cash Collateral Account Withdrawal
       A. Available Cash Collateral Amount for the
          Collection Period                                        11,252,547.44
       B. Payment Deficiency Amount                                         0.00
       C. Cash Collateral Account Withdrawal                                0.00

VII.   Disbursements from the Certificate Account
       with CCA Withdrawal
       A. Available Distribution Amount
          1. Available Distribution Amount from
             Certificate Account                                   13,971,299.59
          2. Excess Collections                                       125,862.57
          3. Cash Collateral Account Withdrawal                             0.00
          4. Reimbursed Advance on Defaulted Receivables
             from Excess Spread                                         4,571.35
          5. Available Amount (Lines 1 - 2 + 3 - 4)                13,840,865.67
       B. Disbursements of Advance on Defaulted Receivables                 0.00
       C. Disbursements to Certificateholders                      13,755,246.91
       D. Monthly Servicing Fee and Overdue Servicing Fee              85,618.76
       E. Excess Funds from Certificate Account
          1. Available Amount after Distribution
             (Lines A - B - C- D)                                           0.00
          2. Excess Collections                                       125,862.57
          3. Excess Funds (Lines 1 + 2)                               125,862.57

VIII.  Average Certificate Principal Balance for the
       Collection Period
       A. Beginning Balance                                       102,742,515.59
       B. Ending Balance                                           89,500,981.26
       C. Average Balance (Lines (A + B)/2)                        96,121,748.43

 IX. Delinquency and Defaults Information

                                                 Group 1

                         Period           NumberDelinquency     Principal
                                                Amount          Balance
                         30-59 days       452   300,722.99      1,771,055.55
                         60-89 days       103   114,984.69      469,658.18
                         90-119 days      24    28,104.64       100,250.60
                         120+149 days     14    24,670.22       77,186.19
                         150+179 days     6     17,238.65       44,403.33
                         180+209 days     4     9,630.68        15,356.36
                         210+239 days     2     5,220.07        5,285.38
                         240+Days
                         Delinquent       0     0.00            0.00
                         Total            605   500,571.94      2,483,195.59

       B. Principal Amount of Loans in Defaulted Receivables          107,696.40
       C. Delinquency Percentage
          1. Outstanding Principal Balance for
             Deliquency (greater than or equal to) 60 Days            712,140.04
          2. Portfolio Principal Ending Balance for the
             Collection Period                                     89,500,981.26
          3. Delinquency Percentage                                     0.7957 %

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

X.     Portfolio Average Delinquency Rate
       A. Delinquency Rate for Second Prior Period                      0.9832 %
       B. Delinquency Rate for Prior Period                             0.9175 %
       C. Delinquency Rate for Current Period                           0.7957 %
       D. Average Deliquency Rate                                       0.8988 %

XI.    Portfolio Average Three Due Periods Charge Off Rate
       A. Charge Off Rate for Second Prior Period                       0.2650 %
       B. Charge Off Rate for Prior Period                              0.7992 %
       C. Charge Off Rate for Current Period
          1. Principal Recoveries of Defaulted Receivables             31,776.80
          2. Principal on Defaulted Receivables                       107,696.40
          3. Average Pool Balance for Collection Period            96,121,748.43
          4. Charge Off Rate (12 * (Lines (2 - 1)/3)                    0.9478 %
       D. Average Charge Off Rate ((Lines A thru C)/3)                  0.6707 %

XII.   Required Cash Collateral Amount for Next Collection Period
       A. Cash Collateral Floor Amount
          1. Maximum Amount                                        11,252,547.44
          2. Possible Floor Amount
             a. Pool Principal Balance at the Beginning of
                Collection Period                                 102,742,515.59
             b. Cumulative Monthly Interest Through Final
                Distribution Date                                  14,897,664.76
             c. Cumulative Monthly Servicing Fee Through
                Final Distribution Date                             2,482,944.13
             d. Total (Lines A thru C)                            120,123,124.48
          3. Cash Collateral Floor Amount (Min: Lines 1 & 2)       11,252,547.44
       B. Possible Cash Collateral Amount
          1. Cash Collateral Percentage
             a. Average Three Period Delinquency Percentage             0.8988 %
             b. Delinquency Percentage Trigger                          1.2500 %
             c. Average Three Period Charge Off Rate                    0.6707 %
             d. Charge Off Rate Trigger                                 1.2500 %
             e. Maximum Cash Collateral Percentage Specified            7.0000 %
             f. Minimum Cash Collateral Percentage Specified            5.0000 %
             g. Cash Collateral Percentage Applied
                (If a(is greater than)b or c(is greater than)d,
                then e, else f)                                         5.0000 %
          2. Pool Principal Balance                                89,500,981.26
          3. Possible Amount                                        4,475,049.06
       C. Required Cash Collateral Amount (Max: Lines A & B)       11,252,547.44

XIII.  Deposit to Cash Collateral Account
       A. Excess Funds from Certificate Account                       125,862.57
       B. Required Deposit to Cash Collateral Account
          1. Required Cash Collateral Amount for Next Period       11,252,547.44
          2. Available Cash Collateral Amount                      11,252,547.44
          3. Cash Collateral Account Withdrawal                             0.00
          4. Required Deposit Amount (Max: 0 & Lines 1-2+3)                 0.00
       C. Deposit Amount to Cash Collateral Account
          (Min: Lines A & B)                                                0.00

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

XIV.   Memorandum Spread Account Unfunded Amount
       A. Memorandum Spread Account Cap
          1. Cash Collateral Floor Amount                          11,252,547.44
          2. Possible Cap
             a. Pool Principal Balance                             89,500,981.26
             b. Memorandum Spread Account Cap Percentage
          1. Average Three Period Charge Off Rate                       0.6707 %
          2. Minimum Charge Off Rate Trigger                            1.2500 %
          3. Average Three Period Delinquency Rate                      0.8988 %
          4. Minimum Delinquency Percentage                             1.2500 %
          5. Minimum Cap Percentage Specified                           1.0000 %
          6. Maximum Cap Percentage Specified                           2.0000 %
          7. Memorandum Spread Account Cap Percentage
             (If (1 is less than or equal to 2) and (3 is
             less than or equal to 4) then 5 else 6)                    1.0000 %
             c. Possible Amount (Lines a * b)                         895,009.81
          3. Memorandum Spread Account Cap (Max: Lines
             (1 + 2))                                              11,252,547.44
       B. Memorandum Spread Account Amount
          1. Available Cash Collateral Amount                      11,252,547.44
          2. Cash Collateral Account Deposit                                0.00
          3. Cash Collateral Account Withdrawal                             0.00
          4. Principal Balance on Cash Collateral Loan                      0.00
          5. Memorandum Spread Account Amount
             (Max: 0 & Lines 1 + 2 - 3 - 4)                        11,252,547.44
       C. Memorandum Spread Account Unfunded Amount
          (Max: 0 & Lines A - B)                                            0.00

XV.    Available Cash Collateral Payment Funds
       A. Certificate Account Surplus
          1. Excess Funds from Certificate Account                    125,862.57
          2. Memorandum Spread Account Unfunded Amount                      0.00
          3. Certificate Account Surplus                                    0.00
       B. Cash Collateral Account Surplus
          1. Available Cash Collateral Amount                      11,252,547.44
          2. Cash Collateral Account Deposit                                0.00
          3. Cash Collateral Account Withdrawal                             0.00
          4. Required Cash Collateral Amount for Next Period       11,252,547.44
          5. Cash Collateral Account Surplus
             (Max: 0 & Lines 1 + 2 - 3 - 4)                                 0.00
       C. Investment Earnings on Cash Collateral Account               47,370.49
       D. Available Cash Collateral Payment Funds                      47,370.49

 XVI.  Scheduled Disbursement on Cash Collateral Loan
       A. Scheduled Interest
          1. Interest on Deposit Rate Portion                               0.00
          2. Interest on Base Rate Portion                                  0.00
          3. Unpaid Interest                                          113,093.82
          4. Total (Lines 1 thru 3)                                   113,093.82
       B. Fees and Expenses
          1. Fees and Expenses                                              0.00
          2. Overdue Fees and Expenses                                      0.00
          3. Total (Lines 1 thru 2)                                         0.00
       C. Total (Lines A + B)                                         113,093.82

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

XVII.  Excess From Memorandum Spread Account
       A. Memorandum Spread Account Cap                            11,252,547.44
       B. Adjusted Memorandum Spread Account Amount
          1. Memorandum Spread Account Amount                      11,252,547.44
          2. Investment Earnings on Cash Collateral Account            47,370.49
          3. Interest Due to Cash Collateral Loan                     113,093.82
          4. Fees and Expenses to Cash Collateral Loan                      0.00
          5. Adjusted Memorandum Spread Account Amount
             (Max: 0 & Lines 1 + 2 - 3 - 4)                        11,252,547.44
       C. Excess from Memorandum Spread Account                             0.00

XVIII. Disbursement of Available Cash Collateral Payment Funds
       A. Available Cash Collateral Payment Funds                      47,370.49
       B. Interest Payment to Cash Collateral Loan                     47,370.49
       C. Fees and Expenses on Cash Collateral Depositor                    0.00
       D. Principal Payment to Cash Collateral Loan
          1. Available Disbursement Amount
             a. Available Amount after Disbursement of
                Interest, Fees, & Expenses                                  0.00
             b. From Excess of Memorandum Spread Account                    0.00
             c. Available Disbursement Amount                               0.00
          2. Principal Balance on Cash Collateral Loan                      0.00
          3. Principal Payment                                              0.00
       E. Excess Amount to Seller                                           0.00

XIX.   Available Cash Collateral Amount for Next
       Distrbution Date
       A. Available Cash Collateral Amount
          1. Available Cash Collateral Amount                      11,252,547.44
          2. Cash Collateral Account Deposit from
             Certificate Account                                            0.00
          3. Cash Collateral Account Withdrawal                             0.00
          4. Cash Collateral Account Surplus                                0.00
          5. Available Cash Collateral Amount
             (Lines 1 + 2 - 3 - 4)                                 11,252,547.44
       B. Available Cash Collateral Percentage                         12.5725 %

XX.    Reimbursed Advance
       A. From Payment in Certificate Account                         154,754.81
       B. From Excess Spread                                            4,571.35
       C. From Certificate Account with Cash Collateral
          Withdrawal                                                        0.00
       D. Total (Lines A thru C)                                      159,326.16

XXI.   Excess Amount to Seller
       A. From Available Cash Collateral Payment Funds                      0.00
       B. From Certificate Account
          1. Excess Funds                                             125,862.57
          2. Certificate Account Surplus                                    0.00
          3. Excess Amount                                            125,862.57
       C. Excess Amount to Seller (Lines A thru B)                    125,862.57

XXII.  Weighted Average Coupon as of Current Period                     9.3689 %

XXIII. Weighted Average Maturity as of Current Period                11.86572360

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999
                             MONTHLY BALANCE REPORT

I.     Defaulted Receivables Summary
       A. Beginning Balance
          1. Principal                                              5,983,351.79
          2. Interest                                                 234,991.04
          3. Total                                                  6,218,342.83
       B. Additions
          1. Principal                                                107,696.40
          2. Interest                                                   4,662.84
          3. Total (Lines 1 thru 2)                                   112,359.24
       C. Net Recoveries
          1. Principal                                                 31,776.80
          2. Interest                                                   1,362.89
          3. Excess                                                     1,456.46
          4. Total (Lines 1 thru 3)                                    34,596.15
       D. Adjustments on Excess from Recoveries                         1,456.46
       E. Ending Balance
          1. Principal                                              6,059,271.39
          2. Interest                                                 238,290.99
          3. Total (Lines 1 + 2)                                    6,297,562.38

II.    Portfolio Delinquency Summary
       A. Beginning Balance                                         2,346,896.60
       B. Additions                                                 1,289,106.31
       C. Recoveries
          1. From Repurchased Receivables                              14,159.12
          2. Delinquency Adjustments on Matured Contracts               2,137.66
          3. Others                                                 1,949,310.16
          4. Total (Lines 1 thru 3)                                 1,965,606.94
        D. To Defaulted Receivables                                    27,241.66
        E. Ending Balance                                           1,643,154.31

III.   Outstanding Advances Summary
       A. Beginning Balance                                         3,710,015.46
       B. Additions                                                   117,243.86
       C. Reimbursements
          1. For Defaulted Receivables
             a. From Receivables Excess Spread                          4,571.35
             b. From Cash Collateral Withdrawal                             0.00
             c. From Recoveries of Defaulted Receivables                    0.00
             d. Total (Lines a thru c)                                  4,571.35
          2. Others                                                   154,754.81
          3. Total (Lines 1 thru 2)                                   159,326.16
       D. Ending Balance (Lines A + B - C)                          3,667,933.16

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999
                             MONTHLY BALANCE REPORT

IV.    Unreimbursed Advances of Defaulted Receivables Summary
       A. Beginning Balance                                                 0.00
       B. Additions                                                     4,571.35
       C. Reimbursements
          1. From Recoveries of Defaulted Receivables                       0.00
          2. From Excess Reserve Account                                4,571.35
          3. From Cash Collateral Withdrawal                                0.00
          4. Total                                                      4,571.35
       D. Ending Balance (Lines A + B - C)                                  0.00

V.     Maturity Interest Deficiency Summary
       A. Beginning Balance                                         2,425,192.47
       B. Additions                                                    73,030.00
       C. Ending Balance                                            2,498,222.47

 VI.   Certificate Principal Balance
       A. Beginning Balance                                       102,742,515.59
       B. Monthly Prinicpal
          1. Defaulted Receivables                                    107,696.40
          2. Repurchased Receivables                                  122,123.60
          3. Principal Payment                                     13,011,714.33
          4. Total (Lines 1 thru 3)                                13,241,534.33
       C. Ending Balance (Lines A - B)                             89,500,981.26

VII.   Automobiles Receivables Balance Summary
       A. Beginning Balance                                       102,742,515.59
       B. Automobile Receivable Monthly Principal
          1. Defaulted Receivables                                    107,696.40
          2. Others                                                13,133,837.93
          3. Total (Lines 1 thru 2)                                13,241,534.33
       C. Ending Balance                                           89,500,981.26

VII.   Automobiles Tally Summary
       A. Beginning Number of Receivables                                 28,291
       B. Additions                                                            0
       C. Deductions
          1. Repurchased Receivables                                          19
          2. Defaulted Receivables                                            25
          3. Matured Receivables                                           1,921
          4. Total (Lines 1 thru 3)                                        1,965
       D. Ending Number of Receivables                                    26,326

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999
                             MONTHLY BALANCE REPORT

VIII.  Cash Collateral Loan Summary
       A. Beginning Balance                                                 0.00
       B. Repayment of Loan                                                 0.00
       C. Ending Balance                                                    0.00

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 April 15, 1999

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION